Subsequent Events	6 Months Ended
Jun. 30, 2021
Subsequent Events [Abstract]
Subsequent Events
18. Subsequent Events
Management has determined that no material events or transactions have occurred subsequent to the balance sheet date through August 12, 2021, other than those events noted below, that require disclosure in the condensed consolidated financial statements.
In August 2021, the maturity date for $18.7 million of the seller notes was deferred to September 2022 (see Note 8,
Debt
, for further information).
In August 2021, we entered into an amendment to the Purchase Agreement, which deferred the Closing Date and adjusted the share price at which KAF has the right to sell the KAF Shares to us (see Note 10,
Capital Structure
, for further information).